                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 26, 2001

                            CYTATION CORPORATION

              (Exact Name of Registrant as Specified in its Charter)


                                     DELAWARE
                  (State or Other Jurisdiction of Incorporation)


                 0-5388                                     16-0961436
       (Commission File Number)                           (I.R.S. Employer
                                                       Identification Number)

    251 Thames Street, Bristol, RI                            02809
(Address of Principal Executive Offices)                    (Zip Code)


                                 (401) 254-8800
              (Registrant's Telephone Number, Including Area Code)

                          COLLEGELINK.COM INCORPORATED
               (Former Name, Which has Changed Since Last Report)



ITEM 2:  DISPOSITION OF ASSETS

         On June 20, 2001, Cytation Corporation (then known as CollegeLink.com Incorporated) and its wholly owned subsidiary Cytation Bristol Corporation (then known as CollegeLink Corporation) sold substantially all of their respective assets, including all of their respective operating assets, to TMP Worldwide Inc.("TMP"). TMP is the parent corporation of TMP Interactive Inc. d/b/a Monster.com.

         As consideration for the sale, TMP paid Cytation Corporation approximately $4,202,000 in cash and assumed approximately $3,062,000 of Cytation's liabilities. Among the liabilities that TMP assumed were notes issued by Cytation to TMP in the aggregate principal amount of $1,000,000.

         Two former officers of Cytation Corporation became employees of TMP on the date of the sale. Patrick O'Brien, who served as chief executive officer of Cytation Corporation until September 2000 and served as a consultant of Cytation until the June 20 closing, has become a vice president of TMP. Bradford Baker, who served as president of Cytation Corporation until September 2000 and served as a consultant of Cytation until the June 20 closing, also has become a vice president of TMP. Messrs. O'Brien and Baker each entered into employment agreements with TMP and each received options to purchase up to

8,000 shares of TMP common stock, subject to certain vesting requirements. In a separate transaction that closed on the same day as the sale of assets to TMP, Cytation Corporation paid approximately $849,000 to Messrs. Baker and O'Brien in consideration of consulting fees, bonuses and the redemption of 1,625,000 shares of Cytation common stock.

         The sale of assets from Cytation to TMP was approved by Cytation's stockholders at a special meeting of stockholders held on June 19, 2001.

ITEM 5:  OTHER EVENTS

         On June 21, 2001, Cytation Corporation changed its name from "CollegeLink Incorporated" to "Cytation Corporation" and Cytation Corporation's wholly owned subsidiary changed its name from "CollegeLink Corporation" to "Cytation Bristol Corporation". The name changes were effected in connection with the sale of assets to TMP. The Cytation Corporation name change was approved by Cytation Corporation's stockholders at a special meeting of stockholders held on June 19, 2001.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  The following unaudited pro forma financial information of CollegeLink is filed as Appendix A to Registrant's Definitive Proxy Statement dated May 25, 2001 and incorporated herein by reference:

                  Pro forma Balance Sheet (Unaudited) as of December 31, 2000;

                  Pro forma Statement of Operations (Unaudited) for the year ended June 30, 2000; and

                  Pro forma Statement of Operations for the six-month transition period ended December 31, 2000.

         (c)      Exhibits

                  EXHIBIT NUMBER   DESCRIPTION
                  --------------   -----------
                  2.1              Amended and Restated Asset Purchase Agreement
                                   dated May 2, 2001, among TMP Worldwide Inc.,
                                   CollegeLink.com Incorporated and CollegeLink
                                   Corporation (filed as Appendix A to
                                   Registrant's Definitive Proxy Statement dated
                                   May 25, 2001, and incorporated by reference)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COLLEGELINK.COM INCORPORATED

                                           /s/ Richard A. Fisher
                                           -------------------------------------
DATE: June 26, 2001                        By:  RICHARD A. FISHER
                                           Name:  Richard A. Fisher
                                           Title: Chairman

                                  EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION
--------------           -----------
2.1                      Amended and Restated Asset Purchase Agreement dated May
                         2, 2001, among TMP Worldwide Inc., CollegeLink.com
                         Incorporated and CollegeLink Corporation (filed as
                         Appendix A to Registrant's Definitive Proxy Statement dated May 25, 2001, and incorporated by reference)